EXHIBIT 32.1
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                    Certification of Chief Executive Officer
                        and Principal Financial Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002



In connection with this quarterly report on Form 10-Q of Excalibur Industries I, Joseph P. Hubert, Chief Executive Officer and Principal Financial Officer of Excalibur Industries, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Excalibur Industries.


Date: September 12, 2007             /s/ Joseph P. Hubert
                                     -------------------------------------
                                     Joseph P. Hubert
                                     Chief Executive Officer
                                     (Principal Financial Officer)